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                                 Exhibit 10.6


THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933,AS AMENDED, AND MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF A REGISTRATION STATEMENT IN EFFECT WITH RESPECT TO THE SECURITIES UNDER SUCH ACT OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED.

                       WARRANT TO PURCHASE 264,000 SHARES
                                OF COMMON STOCK
                            (SUBJECT TO ADJUSTMENT)
                                       OF
                          PORTFIELD INVESTMENTS, INC.


VOID AFTER MARCH 12, 2007


         This certifies that, for value received, Petroleum Holdings, Ltd., a Florida limited partnership, or its registered assigns (the "Holder"), is entitled, subject to the terms set forth below, to purchase from Portfield Investments, Inc. (the "Company"), a corporation organized under the laws of the State of Colorado, Two Hundred Sixty- four Thousand (264,000) shares of the Common Stock of the Company, no par value, as constituted on the date hereof (the "Warrant Issue Date"), upon surrender hereof, at the principal office of the Company referred to below, with the notice of exercise form attached hereto duly executed, and simultaneous payment therefor in lawful money of the United States or otherwise as hereinafter provided, at the Exercise Price as set forth in Section 2 below. The number, character and Exercise Price of such shares of Common Stock are subject to adjustment as provided below. The term "Warrant" as used herein shall include this Warrant, and any warrants delivered in substitution or exchange therefor as provided herein.

         1.      Term of Warrant.

                 Subject to the terms and conditions set forth herein, this Warrant shall be exercisable, in whole or in part, during the term commencing on the Warrant Issue Date and ending at 5:00 p.m., Mountain Standard Time, on March 12, 2007, and shall be void thereafter.

         2.      Exercise Price.

                 The Exercise Price at which this Warrant may be exercised shall be $1.75 per share of Common Stock, as may be adjuste from time to time pursuant to Section 11 hereof.

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         3.      Exercise of Warrant.

                 3.1      Manner of Exercise.

                          The purchase rights represented by this Warrant are
exercisable by the Holder in whole or in part, but not for less than Five Thousand (5,000) shares at any time, or from time to time, or such lesser number of shares which may then constitute the maximum number purchasable under this Warrant, with such number being subject to adjustment as provided in
Section 11 below), during the term hereof as described in Section 1 above, by the surrender of this Warrant and the Notice of Exercise annexed hereto as Exhibit A duly completed and executed on behalf of the Holder, at the office of the Company, or such other office or agency of the Company as it may designate by notice in writing to the Holder at the address of the Holder appearing on the books of the Company, upon payment in cash or by check acceptable to the Company equal to the purchase price of the shares to be purchased.

                 3.2      Issuance of Shares upon Exercise of Warrant.

                          This Warrant shall be deemed to have been exercised
immediately prior to the close of business on the date of its surrender for exercise as provided above, and the person entitled to receive the shares of Common Stock issuable upon such exercise shall be treated for all purposes as the holder of record of such shares as of the close of business on such date. As promptly as practicable on or after such date and in any event within ten
(10) days thereafter, the Company at its expense shall issue and deliver to the person or persons entitled to receive the same a certificate or certificates for the number of shares issuable upon such exercise. In the event that this Warrant is exercised in part, the Company at its expense will execute and deliver a new Warrant of like tenor exercisable for the number of shares for which this Warrant may then be exercised.

         4.      No Fractional Shares or Scrip.

                 The Company shall not issue any fractional shares or scrip representing fractional shares upon the exercise of this Warrant. In lieu of any fractional share to which the Holder would otherwise be entitled, the Company shall make a cash payment equal to the fair market value of one share of common stock determined in accordance with Section 3 multiplied by such fraction.

         5.      Replacement of Warrant.

                 On receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant and, in the case of loss, theft or destruction, on delivery of an indemnity agreement reasonably satisfactory in form and substance to the Company or, in the case of mutilation, on surrender and cancellation of this Warrant, the Company at its expense shall execute and deliver, in lieu of this Warrant, a new warrant of like tenor and amount.

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         6.      Rights of Stockholders.

                 Subject to Sections 9 and 11 of this Warrant, the Holder shall not be entitled to vote or receive dividends or be deemed the holder of Common Stock or any other securities of the Company that may at any time be issuable on the exercise hereof for any purpose, nor shall anything contained herein be construed to confer upon the Holder, as such, any of the rights of a stockholder of the Company or any right to vote for the election of directors or upon any matter submitted to stockholders at any meeting thereof, or to give or withhold consent to any corporate action, whether upon any recapitalization, issuance of stock, reclassification of stock, change of par value, or change of stock to no par value, consolidation, merger, conveyance, or otherwise, or to receive notice of meetings, or to receive dividends or otherwise until the Warrant shall have been exercised as provided herein.

         7.      Transfer of Warrant.

                 7.1      Warrant Register.

                          The Company will maintain a register (the "Warrant
Register") containing the names and addresses of the Holder and its transferees. Any Holder of this Warrant or any portion thereof may change his address as shown on the Warrant Register by written notice to the Company requesting such change. Any notice or written communication required or permitted to be given to the Holder may be delivered or given by mail to such Holder as shown on the Warrant Register and at the address shown on the Warrant Register. Until this Warrant is transferred on the Warrant Register of the Company, the Company may treat the Holder as shown on the Warrant Register as the absolute owner of this Warrant for all purposes, notwithstanding any notice to the contrary.

                 7.2      Agent.

                          The Company may, by written notice to the Holder,
appoint an agent for the purpose of maintaining the Warrant Register referred to in Section 7.1 above, issuing the Common Stock or other securities then issuable upon the exercise of this Warrant, exchanging this Warrant, replacing this Warrant, or any or all of the foregoing. Thereafter, any such registration, issuance, exchange, or replacement, as the case may be, shall be made at the office of such agent.

                 7.3      No Transfer or Assignment Allowed.

                          The Holder may not transfer or assign the Warrant in
whole or in part without compliance with all applicable federal and state securities laws by the transferor and the transferee, including the delivery of investment representation letters and, if this Warrant is sold, pledged or hypothecated in whole or in part, legal opinions reasonably satisfactory to the Company, if such are requested by the Company. Subject to the provisions of this Warrant with respect to compliance with the Securities Act of 1933, as amended (the "Act"), title to this Warrant may be transferred by endorsement by the Holder executing a form of assignment


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(the "Assignment Form") reasonably acceptable to the Company and delivery in the same manner as a negotiable instrument transferable by endorsement and delivery.

                 7.4      Issuance of New Warrant(s) to Transferee.

                          On surrender of this Warrant for exchange, properly
endorsed on the Assignment Form and subject to the provisions of this Warrant with respect to compliance with the Act and with the limitations on assignments and transfers and contained in this Section 7, the Company at its expense shall issue to or on the order of the Holder a new warrant or warrants of like tenor, in the name of the Holder or as the Holder may direct for the number of shares of Common Stock issuable upon exercise hereof, upon Holder's payment of any applicable transfer taxes.

                 7.5      Compliance with securities laws:

                          (a)     Unregistered.

                                  The Holder of this Warrant, by acceptance
hereof, acknowledges that this Warrant and the shares of Common Stock to be issued upon exercise hereof, if the issuance or resale thereof is unregistered under the Act, are being acquired solely for the Holder's own account and not as a nominee for any other party, and for investment, and that the Holder will not offer, sell or otherwise dispose of this Warrant or any shares of Common Stock to be issued upon exercise hereof except under circumstances that will not result in a violation of the Act or any applicable state securities laws. Upon exercise of this Warrant, the Holder shall, if requested by the Company, confirm in writing, in a form satisfactory to the Company, that Holder has such investment intent as is required under the Act, if any.

                          (b)     Legend.

                                  This Warrant and all shares of Common Stock
issued upon exercise hereof that are not registered under the Act shall be stamped or imprinted with a legend in substantially the following form in addition to any legend required by state securities laws:

"THE SECURITIES REPRESENTED HEREBY HAVE BEEN ACQUIRED FOR INVESTMENT AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. SUCH SECURITIES AND ANY SECURITIES OR SHARES ISSUED HEREUNDER OR THEREUNDER MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN EXEMPTION THEREFROM UNDER SAID ACT. COPIES OF THE AGREEMENT COVERING THE PURCHASE OF THESE SECURITIES AND RESTRICTING THEIR TRANSFER OR SALE MAY BE OBTAINED AT NO COST BY WRITTEN REQUEST MADE BY THE HOLDER OF RECORD HEREOF TO THE SECRETARY OF THE COMPANY AT THE PRINCIPAL EXECUTIVE OFFICES OF THE COMPANY."


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         8.      Reservation of Stock.

                 The Company covenants that during the period this Warrant is exercisable, the Company will reserve and keep available from its authorized and unissued Common Stock a sufficient number of shares to provide for the issuance of all Common Stock issuable upon the exercise of this Warrant and, from time to time, will take all steps necessary to amend its Certificate of Incorporation (the "Certificate") to provide sufficient reserves of shares of Common Stock issuable upon exercise of this Warrant. The Company further covenants that all shares that may be issued upon the exercise of rights represented by this Warrant and payment of the Exercise Price, all as set forth herein, will be duly and validly issued and fully paid and nonassessable, not subject to preemptive rights, free from all taxes, liens and charges in respect of the issue thereof, other than taxes in respect of any transfer occurring contemporaneously or otherwise specified herein. The Company agrees that its issuance of this Warrant shall constitute full authority to its officers who are charged with the duty of executing stock certificates to execute and issue the necessary certificates for shares of Common Stock upon the exercise of this Warrant.

                 Before taking any action which would cause an adjustment reducing the current Exercise Price below the then par value, if any, of the shares of Common Stock issuable upon exercise of this Warrant, the Company shall take any corporate action which may be necessary in order that the Company may validly and legally issue fully paid and nonassessable shares of such Common Stock at such adjusted Exercise Price.

                 Before taking any action which would result in an adjustment in the number of shares of Common Stock for which this Warrant is exercisable or in the current Exercise Price, the Company shall obtain all such authorizations or exemptions thereof, or consents thereto, as may be necessary from any public regulatory body or bodies having jurisdiction thereof.

         9.      Notices.

                 9.1      Issuance of Certificate Upon Adjustment.

                          Whenever the Exercise Price or number of shares
purchasable hereunder shall be adjusted pursuant to Section 11 hereof, the Company shall issue a certificate signed by its Chief Financial Officer setting forth, in reasonable detail, the event requiring the adjustment, the amount of the adjustment, the method by which such adjustment was calculated, and the Exercise Price and number of shares purchasable hereunder after giving effect to such adjustment, and shall cause a copy of such certificate to be mailed, by first-class mail, postage prepaid, to the Holder of this Warrant.



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                 9.2      Other Notices.

                          In case:

                                  (i)        the Company shall take a record of
the holders of its Common Stock for the purpose of entitling them to receive any dividend or other distribution, or any right to subscribe for or purchase any shares of stock of any class or any other securities, or to receive any other right, or

                                  (ii)       of any capital reorganization of
the Company, any reclassification of the capital stock of the Company, any consolidation or merger of the Company with or into another corporation, or any conveyance of all or substantially all of the assets of the Company to another corporation, or

                                  (iii)      of any voluntary or involuntary
dissolution, liquidation or winding-up of the Company,

then, and in each such case, the Company will mail or cause to be mailed to the Holder a notice specifying, as the case may be, (A) the date on which a record is to be taken for the purpose of such dividend, distribution or right, and stating the amount and character of such dividend, distribution or right, or
(B) the date on which such reorganization, reclassification, consolidation, merger, conveyance, dissolution, liquidation or winding-up is to take place, and the time, if any is to be fixed, as of which the holder of record of Common Stock, or such stock or securities at the time receivable upon the exercise of this Warrant, shall be entitled to exchange their shares or such other stock or securities for securities or other property deliverable upon such reorganization, reclassification, consolidation, merger, conveyance, dissolution, liquidation or winding-up. Such notice shall be mailed at least fifteen (15) days prior to the date therein specified.

                 9.3      Deemed Receipt of Notices.

                          All such notices, advices and communications shall be
deemed to have been received (i) in the case of personal delivery, on the date of such delivery, and (ii) in the case of mailing, on the third (3rd) business day following the date of such mailing.

         10.     Amendments and Waivers.

                 Any term of this Warrant may be amended with the written consent of the Company and the Holder. Any amendment effected in accordance with this Section 10 shall be binding upon the Holder, each future holder of all rights pursuant to this Warrant, and the Company. No waivers of, or exceptions to, any term, condition or provision of this Warrant, in any one or more instances, shall be deemed to be, or construed as, a further or continuing waiver of any such term, condition or provision.


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         11.     Adjustments.

                 The Exercise Price and the number of shares of Common Stock purchasable hereunder are subject to adjustment from time to time as follows:

                 11.1 Reorganizations, Consolidations, Mergers, Sales or Transfers.

                          If at any time while this Warrant, or any portion
thereof, is outstanding and unexpired there shall be (i) a reorganization, other than a combination, reclassification, exchange or subdivision of shares otherwise provided for herein, (ii) a merger or consolidation of the Company with or into another corporation in which the Company is not the surviving entity, or a reverse triangular merger in which the Company is the surviving entity but the shares of the Company's capital stock outstanding immediately prior to the merger are converted by virtue of the merger into other property, whether in the form of securities, cash, or otherwise, (iii) an offering of Common Stock or any other securities pro rata among the shareholders, or (iv) a sale or transfer of the Company's properties and assets as, or substantially as, an entirety to any other person, then, as a part of such reorganization, merger, consolidation, sale or transfer, lawful provision shall be made so that the Holder of this Warrant shall thereafter be entitled to receive upon exercise of this Warrant, during the period specified herein and upon payment of the Exercise Price then in effect, the number of shares of stock or other securities or property of the successor corporation resulting from such reorganization, merger, consolidation, sale or transfer that a Holder of the shares deliverable upon exercise of this Warrant would have been entitled to receive in such reorganization, consolidation, merger, sale or transfer if this Warrant had been exercised immediately before such reorganization, merger, consolidation, sale or transfer, all subject to further adjustment as provided in this Section 11. The foregoing provisions of this Section 11.1 shall similarly apply to successive reorganizations, consolidations, mergers, sales and transfers and to the stock or securities of any other corporation that are at the time receivable upon the exercise of this Warrant. If the per-share consideration payable to the Holder hereof for shares in connection with any such transaction is in a form other than cash or marketable securities, then the value of such consideration shall be determined in good faith by the independent members of the Company's Board of Directors. In all events, appropriate adjustment, as determined in good faith by the independent members of the Company's Board of Directors, shall be made in the application of the provisions of this Warrant with respect to the rights and interests of the Holder after the transaction, to the end that the provisions of this Warrant shall be applicable after that event, as near as reasonably may be, in relation to any shares or other property deliverable after that event upon exercise of this Warrant.

                          The Company shall not effect any consolidation,
merger, sale or transfer of all or substantially all of its assets, unless prior to the consummation thereof the successor corporation (if other than the Company) resulting from such consolidation or merger, or the corporation into or for the securities of which the previously outstanding stock of the Company shall be changed in connection with such consolidation or merger, or the corporation purchasing or otherwise acquiring such assets, as the case may be, shall assume by written instrument executed and mailed or delivered to the registered Holder at the last address of such Holder appearing on the books of the Company, the obligation to deliver to such Holder, upon exercise of this


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Warrants, such shares of stock, securities or property, including case, as, in accordance with the foregoing provisions, such Holder may be entitled to purchase.

                 11.2     Change in Shares.

                          If the Company, at any time while this Warrant, or
any portion thereof, remains outstanding and unexpired, by reclassification of securities or otherwise, shall change any of the securities as to which purchase rights under this Warrant exist into the same or a different number of securities of any other class or classes, this Warrant shall thereafter represent the right to acquire such number and kind of securities as would have been issuable as the result of such change with respect to the securities that were subject to the purchase rights under this Warrant immediately prior to such reclassification or other change and the Exercise Price therefor shall be appropriately adjusted, all subject to further adjustment as provided in this
Section 11.

                 11.3     Splits or Combinations of Shares.

                          If the Company at any time while this Warrant, or any
portion thereof, remains outstanding and unexpired, shall split, subdivide or combine the securities as to which purchase rights under this Warrant exist, into a different number of securities of the same class, the number of securities for which this Warrant is exercisable shall be proportionately increased and the Exercise Price for such securities shall be proportionately decreased in the case of a split or subdivision or the number of securities for which this Warrant is exercisable shall be proportionately deceased and the Exercise Price shall be proportionately increased in the case of a combination.

                 11.4     Stock Dividends and Distributions.

                          If while this Warrant, or any portion thereof,
remains outstanding and unexpired, the holders of the securities as to which purchase rights under this Warrant exist at the time shall have received, or, on or after the record date fixed for the determination of eligible Stockholders, shall have become entitled to receive, without payment therefor, other or additional stock or other securities or property (other than cash) of the Company by way of dividend, then and in each case, this Warrant shall represent the right to acquire, in addition to the number of shares of the security receivable upon exercise of this Warrant, and without payment of any additional consideration therefor, the amount of such other or additional stock or other securities or property (other than cash) of the Company that such holder would hold on the date of such exercise had it been the holder of record of the security receivable upon exercise of this Warrant on the date hereof and had thereafter, during the period from the date hereof to and including the date of such exercise, retained such shares and/or all other additional stock available by it as aforesaid during such period, giving effect to all adjustments called for during such period by the provisions of this Section 11.


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                 11.5     New Certificate.

                          Upon the occurrence of each adjustment or
readjustment pursuant to this Section 11, the Company at its expense shall promptly compute such adjustment or readjustment in accordance with the terms hereof and furnish to each Holder of this Warrant a certificate setting forth such adjustment or readjustment and showing in detail the facts upon which such adjustment or readjustment is based. The Company shall, upon the written request, at any time, of any such Holder, furnish or cause to be furnished to such Holder a like certificate setting forth: (i) such adjustments and readjustments; (ii) the Exercise Price at the time in effect; and (iii) the number of shares and the amount, if any, of other property that at the time would be received upon the exercise of the Warrant.

         12.     Limitation of Liability.

                 No provision hereof, in the absence of affirmative action by the Holder to purchase shares of Common Stock, and no enumeration herein of the rights or privileges of the Holder hereof, shall give rise to any liability of such Holder for the purchase price of any Common Stock or as a stockholder of the Company, whether such liability is asserted by the Company or by creditors of the Company.

                 12.1     Miscellaneous.

                          Except as otherwise expressly provided herein, all
notices referred to in this Warrant will be in writing and will be delivered personally or by registered or certified mail, return receipt requested, postage prepaid and will be deemed to have been given when so personally delivered or on the date of receipt appearing on the return receipt requested or, if refused, on the date of refusal,

                          (i)     To the Company:

                                  Portfield Investments, Inc.
                                  1493 Highway 6 & 50
                                  Fruita, Colorado  81521
                                  Attention:       Keith Holder, President

                          (ii)    To the Holder

                                  Petroleum Holdings, Ltd.
                                  Las Olas Centre
                                  450 East Las Olas Boulevard, Suite 900
                                  Fort Lauderdale, Florida  33301
                                  Attention:       Ronald A. Adelhelm


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                 12.2     Other Matters.

                          The descriptive headings of the several parts and
paragraphs of this Warrant are inserted for convenience only and do not constitute a part of this Warrant. The corporate law of the State of Colorado will govern all questions concerning the relative rights of the Company and holders of its securities. All other questions concerning the construction, validity and interpretation of this Warrant will be governed by the internal law of the State of Colorado without regard to provisions of conflicts or choice of law.

         IN WITNESS WHEREOF, the Company has caused this Warrant to be executed by its officers thereunto duly authorized.


Dated as of March 12, 1997


                                PORTFIELD INVESTMENTS, INC.,
                                   a Colorado corporation



                                By:
                                   ---------------------------
                                   Keith Holder, President



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                                   EXHIBIT A

                           FORM OF NOTICE OF EXERCISE

To:      Portfield Investments, Inc.

         (1) The undersigned hereby elects to purchase ____________ shares of Common Stock of Portfield Investments, Inc., pursuant to the terms of the attached Warrant.

         (2) In exercising this Warrant, the undersigned hereby confirms and acknowledges that:

                 (a) unless the shares have been registered under the Securities Act of 1933, as amended, the shares of Common Stock are being acquired solely for the account of the undersigned, and not as a nominee for any other party, and for investment; and

                 (b) the undersigned will not offer, sell or otherwise dispose of any such shares of Common Stock except under circumstances that will not result in a violation of the Securities Act of 1933, as amended.

         (3) Please issue a certificate or certificates representing said shares of Common Stock in the name of the undersigned or in such other name as is specified below:


                 --------------------------------------
                 (Name)


                 --------------------------------------
                 (Name)

         (4) Please issue a new Warrant for the unexercised portion of the attached Warrant in the name of the undersigned or in such other name as is specified below:


                 --------------------------------------
                 (Name)


                 --------------------------------------
                 (Name)



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